Agreement and Plan of Reorganization

                                  by and among

                           PATHBIOTEK DIAGNOSTICS INC.
                               a Texas corporation

                                       and

                                   ATNG, INC.
                              a Nevada corporation

                                       and

                             ATNG ACQUISITION, INC.
                               a Texas corporation

                            dated: August ____, 2001

                      AGREEMENT AND PLAN OF REORGANIZATION

                          PATHOBIOTEK DIAGNOSTICS INC.
                                       and
                                   ATNG, INC.
                                       and
                             ATNG ACQUISITION, INC.

         This Agreement and Plan of Reorganization ("Agreement"), dated as of August ___, 2001, among PATHOBIOTEK DIAGNOSTICS INC. (Patho), a Texas Corporation, ATNG, Inc., a Nevada Corporation, ATNG ACQUISITION, INC. (Acquisition), a Texas Corporation, and the shareholders of ATNG ("ATNG Shareholders") who will join this agreement by execution.


                              W I T N E S S E T H:

         A. WHEREAS, Patho and ATNG are corporations duly organized under the laws of the State of Texas and Nevada, respectively. ATNG Acquisition, Inc., a Texas corporation is a wholly owned subsidiary of Patho.

         B. Plan of Reorganization. The ATNG Shareholders are the owners of all of the issued and outstanding common stock of ATNG. It is the intention that all of the issued and outstanding stock of ATNG shall be acquired by Acquisition in exchange solely for common stock of Patho. For federal income tax purposes it is intended that this exchange shall qualify as a reorganization within the meaning of SEC 368 (a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code").

         C. Exchange of Shares. Patho and the ATNG Shareholders agree that all of the common shares issued and outstanding of ATNG shall be acquired by Acquisition in exchange for 27,836,186 shares of the common stock of Patho. The pro rata numbers of the Patho shares, on the closing date, shall be delivered to the individual shareholders in exchange for their ATNG shares as hereinafter set forth.

         D. WHEREAS, the parties hereto wish to enter into this Agreement, pur-suant to the provisions of the Texas Statutes.

         E. Immediately after closing hereunder ATNG and Acquisition shall file Articles of Merger whereby ATNG is merged into Acquisition with ATNG being the survivor.

         F. On the date of delivery of audits of ATNG, Patho and ATNG shall merge in a parent/sub merger.




         NOW, THEREFORE, it is agreed among the parties as follows:

                                    ARTICLE I

                                The Consideration


         1.1 Subject to the conditions set forth herein on the "Effective Date" (as herein defined), Shareholders of ATNG shall surrender all of their shares of ATNG for 27,836,186 common shares of Patho common stock. The transactions contemplated by this Agreement shall be completed at a closing ("Closing") on a closing date ("Closing Date") which shall be 90 days after date hereof.

         On the Closing Date, all of the documents to be furnished to Patho and ATNG, including the documents to be furnished pursuant to Article VII of this Agreement, shall be delivered to M. A. Littman, to be held in escrow until the Effective Date or the date of termination of this Agreement, whichever first occurs, and thereafter shall be promptly distributed to the parties as their interests may appear.

         1.2 At the Effective Date, ATNG shall become a wholly owned subsidiary of Acquisition. ATNG's shareholders shall receive pro rata shares of $.0001 par value voting common stock of Patho as follows:

         Patho shall issue 27,836,186 of its shares of common stock for 100% of the outstanding common shares of ATNG, pro rata to the shareholders of ATNG.

         1.3 If this Agreement is duly adopted by the holders of the requisite number of shares of ATNG, in accordance with the applicable laws and subject to the other provisions hereof, such documents as may be required by law to accomplish the Agreement shall be filed as required by law to effectuate same, and it shall become effective. The time of filing the last document required by law shall be the Effective Date for the Agreement. For accounting purposes, the Agreement shall be effective as of 12:01 a.m., on the last day of the month preceding the Effective Date.

         1.4 On or before October 15, 2001, ATNG shall have paid $250,000 to Patho (less prior advances) to cover expenses incurred by Patho.

                                   ARTICLE II

                         Issuance and Exchange of Shares

         2.1 The shares of $.0001 par value common stock of Patho shall be issued by it to ATNG shareholders at closing.

         2.2 ATNG represents that no outstanding options or warrants for its unissued shares exist, except as shown hereafter. All preferred stock of ATNG due for redemption as of the date hereof shall have been redeemed as of closing date, if any.

         Outstanding Warrants and Options:
Harrison Douglas                         W-   200,000 Shares @ $7.20 per Share
Dish Network                             W-5,000,000 Shares @ $7.20 per Share
Premiere Radio Networks Broadcasting     O-    500,000 Shares @ $6.00 per Share

Employees and Others                        O- 3,200,000 Shares @ TBD

W=Warrants
O=Options

         2.3 The stock transfer books of ATNG shall be closed on the Effective Date, and thereafter no transfers of the stock of ATNG shall be made. ATNG shall appoint an exchange agent ("Exchange Agent"), to accept surrender of the certificates representing the common shares of ATNG, and to deliver in exchange for such surrendered certificates, shares of common stock of Patho. The authorization of the Exchange Agent may be terminated by Patho after six months following the Effective Date. Upon termination of such authorization, any shares of ATNG and any funds held by the Exchange Agent for payment to ATNG shareholders pursuant to this Agreement shall be transferred to Patho or its designated agent who shall thereafter perform the obligations of the Exchange Agent. If outstanding certificates for shares of ATNG are not surrendered or the payment for them not claimed prior to such date on which such payments would otherwise escheat to or become the property of any governmental unit or agency, the unclaimed items shall, to the extent permitted by abandoned property and other applicable law, become the property of Patho (and to the extent not in its possession shall be paid over to it), free and clear of all claims or interest of any persons previously entitled to such items. Notwithstanding the foregoing, neither the Exchange Agent nor any party to this Agreement shall be liable to any holder of ATNG shares for any amount paid to any governmental unit or agency having jurisdiction of such unclaimed item pursuant to the abandoned property or other applicable law of such jurisdiction.

         2.4 No fractional shares of Patho stock shall be issued as a result of the Agreement. Shares shall be rounded to nearest whole share.

         2.5 At the Effective Date, each holder of a certificate or certificates representing common shares of ATNG, upon presentation and surrender of such certificate or certificates to the Exchange Agent, shall be entitled to receive the consideration set forth herein, except that holders of those shares as to which dissenters' rights shall have been asserted and perfected pursuant to Nevada law shall not be converted into shares of Patho common stock, but shall represent only such dissenters' rights. Upon such presentation, surrender, and exchange as provided in this Section 2.5, certificates representing shares of ATNG previously held shall be canceled. Until so presented and surrendered, each certificate or certificates which represented issued and outstanding shares of ATNG at the Effective Date shall be deemed for all purposes to evidence the right to receive the consideration set forth in Section 1.2 of this Agreement. If the certificates representing shares of ATNG have been lost, stolen, mutilated or destroyed, the Exchange Agent shall require the submission of an indemnity agreement and may require the submission of a bond in lieu of such certificate.

                                   ARTICLE III

                           Representations, Warranties
                              and Covenants of ATNG


         No representations or warranties are made by any director, officer, employee or shareholder of ATNG as individuals, except as and to the extent stated in this Agreement or in a separate written statement (the "ATNG Disclosure Statement"), if any. ATNG hereby represents, warrants and covenants to Patho except as stated in the ATNG Disclosure Statement, as follows:

         3.1 ATNG is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Articles of Incorporation and Bylaws of ATNG are complete and accurate, and the minute books of ATNG contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and board of directors of ATNG.

         3.2 The aggregate number of shares which ATNG is authorized to issue is 50,000,000 Class A shares of common stock of which 27,836,186 shares are or will be issued and outstanding on the Effective Date.

         3.3 ATNG has complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement.

         3.4 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by ATNG will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of ATNG.

         3.5 The execution, delivery and performance of this Agreement has been duly authorized and approved by ATNG's Board of Directors.

         3.6 ATNG will deliver to Patho consolidated audited financial statements of ATNG, as of December 31, 2000, within 60 days of date hereof. All such statements, herein sometimes called "ATNG Financial Statements," are complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of ATNG for the periods included. The said statements will have been prepared in accordance with generally accepted accounting principles. Interim unaudited financial statements of ATNG shall be provided within 5 days after delivery of audited financial statements.

         3.7 Since the dates of the ATNG Financial Statements, there have not been any material adverse changes in the business or condition, financial or otherwise of ATNG.


         3.8 There are no legal proceedings or regulatory proceedings involving material claims pending, or to the knowledge of the officers of ATNG, threatened against ATNG or affecting any of its assets or properties, except an employee dismissal suit has been filed by James Crunk, Former CFO, and ATNG is not in any material breach or violation of or default under any contract or instrument to which ATNG is a party, and no event has occurred which with the lapse of time or action by a third party could result in a material breach or violation of or default by ATNG under any contract or other instrument to which ATNG is a party or by which it or any of its properties may be bound or affected, or under its respective Articles of Incorporation or Bylaws, nor is there any court or regulatory order pending, applicable to ATNG.

         3.9 All liability of ATNG has been properly provided for and is adequate to comply with all regulatory requirements regarding same.

         3.10 The representations and warranties of ATNG shall be true and correct as of the date hereof and as of the Effective Date.

         3.11 ATNG has no employee benefit plan, including non-qualified stock awards, options, and consulting fees for independent contractors.

         3.12 No representation or warranty by ATNG in this Agreement, the ATNG Disclosure Statement or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

         3.13 Intellectual Property. All trade names, inventions, discoveries, ideas, research, engineering, methods, practices, processes, systems, formulae, designs, drawings, products, projects, improvements, developments, know-how, and trade secrets which are used in the conduct of ATNG's business, whether registered or unregistered (collectively the "Proprietary Rights") are owned by ATNG. To the knowledge of ATNG, ATNG created or developed such Proprietary Rights and such Proprietary Rights are not subject to any restriction, lien, encumbrance, right, title or interest in others. All of the foregoing Proprietary Rights that are not in the public domain stand solely in the name of ATNG and not in the name of any shareholder, director, officer, agent, partner or employee or anyone else known to ATNG and none of the same have any right, title, interest, restriction, lien or encumbrance therein or thereon or thereto. To the knowledge of ATNG, ATNG's ownership and use of the Proprietary Rights do not and will not infringe upon, conflict with or violate in any material respect any patent, copyright, trade secret or other lawful proprietary right of any other party, and no claim is pending or, to the knowledge of ATNG, threatened to the effect that the operations of ATNG infringe upon or conflict with the asserted rights of any other person under any of the Proprietary Rights, and to the knowledge of ATNG there is no reasonable basis for any such claim (whether or not pending or threatened). No claim is pending, or to the knowledge of each Seller and ATNG, threatened to the effect that any such Proprietary Rights owned or licensed by ATNG, or which ATNG otherwise has the right to use, is invalid or unenforceable by ATNG and there is no reasonable basis for any such claim (whether or not pending or threatened). ATNG has not granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the products or proposed products.

         3.14     a.  Liens.   Except as disclosed on Schedule 3.14(a), no one
other than Seller has any right, title, interest, lien, claim, security interest, restriction or encumbrance in, on or to ATNG's assets.

                  b. Material Contracts. Other than as disclosed on Schedule 3.14(b), Seller does not have any material obligation, contract, agreement, lease, sublease, commitment or understanding of any kind, nature or description, oral or written, fixed or contingent due or to become due, existing or inchoate.

                  c. No Undisclosed Liabilities. ATNG does not have any material liabilities or obligations, including, without limitation, contingent liabilities for the performance of any obligation, except for (i) liabilities or obligations which are disclosed or fully provided for in ATNG's Financial Statements, (ii) liabilities or obligations disclosed in this Agreement or in any Schedules to this Agreement, and (iii) liabilities not in excess of $25,000 in the aggregate.

                  d. Environmental Matters. (i) ATNG has not received notice of any violation of or investigation relating to any environmental or pollution law, regulation, or ordinance with respect to assets now or previously owned or operated by ATNG that has not been fully and finally resolved; (ii) All permits, licenses and other authorizations which are required under United States, federal, state, provincial and local laws with respect to pollution or protection of the environment ("Environmental Laws") relating to assets now owned or operated by ATNG or any of its subsidiaries, including Environmental Laws relating to actual or threatened emissions, discharges or releases of pollutants, contaminants or hazardous or toxic materials or wastes ("Pollutants"), have been obtained and are effective, and, with respect to assets previously owned or operated by ATNG, were obtained and were effective during the time of ATNG's operation; (iii) To the knowledge of ATNG, no conditions exist on, in or about the properties now or previously owned or operated by ATNG or any third-party properties to which any Pollutants generated by ATNG were sent or released that could give rise on the part of ATNG to liability under any Environmental Laws, claims by third parties under Environmental Laws or under common law or the occurrence of costs to avoid any such liability or claim; and (iv) to the knowledge of ATNG, all operators of ATNG's assets are in compliance with all terms and conditions of such Environmental Laws, permits, licenses and authorizations, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in such laws or contained in any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder, relating to ATNG's assets.




                                   ARTICLE IV

                  Representations, Warranties and Covenants of
                          Pathobiotek Diagnostics Inc.

         No representations or warranties are made by any director, officer, employee or shareholder of Patho as individuals, except as and to the extent stated in this Agreement or in a separate written statement.

         Patho hereby represents, warrants and covenants to ATNG, except as stated in the Patho Disclosure Statement, as follows:

         4.1 Patho is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas, and has the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Articles of Incorporation and Bylaws of Patho, copies of which have been delivered to ATNG, are complete and accurate, and the minute books of Patho contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of Patho.

         4.2 The aggregate number of shares which Patho is authorized to issue is 20,000,000 shares (now being changed to 100,000,000 shares) of common stock with a par value of $.0001 per share, of which 587,000 shares (post reverse split) of such common stock will be issued and outstanding, fully paid and non-assessable, prior to closing under this agreement. Patho has no outstanding options, warrants or other rights to purchase, or subscribe to, or securities convertible into or exchangeable for any shares of capital stock. No preferred stock of Patho is outstanding.

         4.3 Patho has complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement.

         4.4 Patho owns 100% of the issued and outstanding shares of Acquisition at the date hereof.

         4.5 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by Patho will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of Patho.

         4.6 The execution of this Agreement has been duly authorized and approved by Patho's Board of Directors.

         4.7 Patho has delivered to ATNG financial statements of Patho dated December 31, 2000. All such statements, herein sometimes called "Patho Financial Statements" are (and will be) complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of Patho of the periods indicated. All statements of Patho will have been prepared in accordance with generally accepted accounting principles.

         4.8 Since the dates of the Patho Financial Statements, there have not been any material adverse changes in the business or condition, financial or otherwise, of Patho. Patho does not have any material liabilities or obligations, secured or unsecured except as shown on updated financials (whether accrued, absolute, contingent or otherwise).

         4.9 Patho has delivered to ATNG a list and description of all pending legal proceedings involving Patho, none of which will materially adversely affect them, and, except for these proceedings, there are no legal proceedings or regulatory proceedings involving material claims pending, or, to the knowledge of the officers of Patho, threatened against Patho or affecting any of its assets or properties, and Patho is not in any material breach or violation of or default under any contract or instrument to which Patho is a party, and no event has occurred which with the lapse of time or action by a third party could result in a material breach or violation of or default by Patho under any contract or other instrument to which Patho is a party or by which they or any of their respective properties may be bound or affected, or under their respective Articles of Incorporation or Bylaws, nor is there any court or regulatory order pending, applicable to Patho.

         4.10 Patho shall not enter into or consummate any transactions prior to the Effective Date other than in the ordinary course of business and will pay no dividend, or increase the compensation of officers and will not enter into any agreement or transaction which would adversely affect its financial condition.

         4.11 Patho is not a party to any contract performable in the future except its land lease obligation which will not adversely affect it.

         4.12 The representations and warranties of Patho shall be true and correct as of the date hereof and as of the Effective Date.

         4.13 Patho has delivered, or will deliver within two weeks of the date of this Agreement, to ATNG, all of its corporate books and records for review, true and correct copies of Patho tax returns since 1996, if any. Patho will also deliver to ATNG on or before the Closing Date any reports relating to the financial and business condition of Patho which occur after the date of this Agreement and any other reports sent generally to its shareholders after the date of this Agreement.

         4.14  Patho has no employee benefit plan in effect at this time.

         4.15 No representation or warranty by Patho in this Agreement, the Patho Disclosure Statement or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

         4.16 Patho agrees that all rights to indemnification now existing in favor of the employees, agents, directors or officers of ATNG and its subsidiaries, as provided in the Articles of Incorporation or Bylaws or otherwise in effect on the date hereof shall survive the transactions contemplated hereby in accordance with their terms, and Patho expressly assumes such indemnification obligations of ATNG.


                                    ARTICLE V

              Obligations of the Parties Pending the Effective Date

         5.1 This Agreement shall be duly submitted to the shareholders of ATNG for the purpose of considering and acting upon this Agreement in the manner required by law at a meeting of shareholders on a date selected by ATNG, such date to be the earliest practicable date. The Board of Directors of ATNG, subject to its fiduciary obligations to shareholders, shall use its best efforts to obtain the requisite approval of ATNG shareholders of this Agreement and the transactions contemplated herein. ATNG and Patho shall take all reasonable and necessary steps and actions to comply with and to secure ATNG shareholder approval of this Agreement and regulations of such states.

         5.2 At all times prior to the Effective Date during regular business hours, each party will permit the other to examine its books and records and the books and records of its subsidiaries and will furnish copies thereof on request. It is recognized that, during the performance of this Agreement, each party may provide the other parties with information which is confidential or proprietary information. During the term of this Agreement, and for four years following the termination of this Agreement, the recipient of such information shall protect such information from disclosure to persons, other than members of its own or affiliated organizations and its professional advisers, in the same manner as it protects its own confidential or proprietary information from unauthorized disclosure, and not use such information to the competitive detriment of the disclosing party. In addition, if this Agreement is terminated for any reason, each party shall promptly return or cause to be returned all documents or other written records of such confidential or proprietary information, together with all copies of such writings and, in addition, shall either furnish or cause to be furnished, or shall destroy, or shall maintain with such standard of care as is exercised with respect to its own confidential or proprietary information, all copies of all documents or other written records developed or prepared by such party on the basis of such confidential or proprietary information. No information shall be considered confidential or proprietary if it is (a) information already in the possession of the party to whom disclosure is made, (b) information acquired by the party to whom the disclosure is made from other sources, or (c) information in the public domain or generally available to interested persons or which at a later date passes into the public domain or becomes available to the party to whom disclosure is made without any wrongdoing by the party to whom the disclosure is made.

         5.3 Patho and ATNG shall promptly provide each other with information as to any significant developments in the performance of this Agreement, and shall promptly notify the other if it discovers that any of its representations, warranties and covenants contained in this Agreement or in any document delivered in connection with this Agreement was not true and correct in all material respects or became untrue or incorrect in any material respect.

         5.4 All parties to this Agreement shall take all such action as may be reasonably necessary and appropriate and shall use their best efforts in order to consummate the transactions contemplated hereby as promptly as practicable.

                                   ARTICLE VI

                               Procedure Exchange

         6.1 At the Effective Date, the exchange shall be effected as set forth in Texas Revised Statutes with common stock certificates of Patho being exchanged for ATNG common stock certificates as and when submitted to the transfer agent.

                                   ARTICLE VII

                           Conditions Precedent to the
                          Consummation of the Exchange

         The following are conditions precedent to the consummation of the Agreement on or before the Effective Date:

         7.1 ATNG shall have performed and complied with all of its respective obligations hereunder which are to be complied with or performed on or before the Effective Date and Patho and ATNG shall provide one another at the Closing with a certificate to the effect that such party has performed each of the acts and undertakings required to be performed by it on or before the Closing Date pursuant to the terms of this Agreement.

         7.2 This Agreement, the transactions contemplated herein shall have been duly and validly authorized, approved and adopted, at meetings of the shareholders of ATNG duly and properly called for such purpose in accordance with the applicable laws.

         7.3 No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might subject any of the parties hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which could reasonably be decided adversely to any party hereto or its directors or officers.

         7.4 All actions, proceedings, instruments and documents required to carry out this Agreement and the transactions contemplated hereby and the form and substance of all legal proceedings and related matters shall have been approved by counsel for ATNG and Patho.

         7.5 The representations and warranties made by ATNG and Patho in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Effective Date, except to the extent that such representations and warranties may be untrue on and as of the Effective Date because of (1) changes caused by transactions suggested or approved in writing by ATNG or (2) events or changes (which shall not, in the aggregate, have materially and adversely affected the business, assets, or financial condition of Patho or ATNG during or arising after the date of this Agreement.)

         7.6  ATNG shall have furnished Patho with:

         (1) a certified copy of a resolution or resolutions duly adopted by the Board of Directors of ATNG approving this Agreement and the transactions contemplated by it and directing the submission thereof to a vote of the shareholders of ATNG;

         (2) a certified copy of a resolution or resolutions duly adopted by a majority of all of the classes of outstanding shares of ATNG capital stock approving this Agreement and the transactions contemplated by it;

         (3) an agreement from each "affiliate" of ATNG as defined in the rules adopted under the Securities Act of 1933, as amended, to the effect that (a) the affiliate is familiar with SEC Rules 144 and 145; (b) none of the shares of Patho common stock will be transferred by or through the affiliate in violation of the Federal Securities Laws; (c) the affiliate will not sell or in any way reduce his risk relative to any Patho common stock received pursuant to this Agreement until such time as financial results covering at least 30 days of post-closing date combined operations shall have been published by Patho on SEC Form 10-Q or otherwise; and (d) the affiliate acknowledges that Patho is under no obligation to register the sale, transfer, or the disposition of Patho common stock by the affiliate or to take any action necessary in order to make an exemption from registration available to the affiliate, but understands that Patho will satisfy the public information requirements of Rules 144 and 145 during the three-year period following the Closing Date.

         (4) Each shareholder of ATNG shall sign an Exchange Agreement as contained on Schedule A.

         7.7 Patho shall furnish ATNG with a certified copy of a resolution or resolutions duly adopted by the Board of Directors of Patho, approving this Agreement and the transactions contemplated by it.



                                  ARTICLE VIII

                           Termination and Abandonment

         8.1 Anything contained in this Agreement to the contrary notwithstanding, the Agreement may be terminated and abandoned at any time (whether before or after the approval and adoption thereof by the shareholders of ATNG) prior to the Effective Date:

         (a)  By mutual consent of ATNG and Patho;

         (b) By ATNG, or Patho, if any condition set forth in Article VII relating to the other party has not been met or has not been waived;

         (c) By ATNG, or Patho, if any suit, action or other proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit or otherwise affect the consummation of the transactions contemplated hereby;

         (d) By any party, if there is discovered any material error, misstate-ment or omission in the representations and warranties of another party;

         (e) By any party if the Agreement Effective Date is not within 30 days from the date hereof; or

         (f) ATNG shall have the right to assign this agreement to any other entity, at any time, subject to the due diligence terms herein.

         8.2 Any of the terms or conditions of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, by action taken by its Board of Directors provided; however, that such action shall be taken only if, in the judgment of the Board of Directors taking the action, such waiver will not have a materially adverse effect on the benefits intended under this Agreement to the party waiving such term or condition.

                                   ARTICLE IX
                        Termination of Representation and
                        Warranties and Certain Agreements

         9.1 The respective representations and warranties of the parties hereto shall expire with, and be terminated and extinguished by consummation of the Agreement; provided, however, that the covenants and agreements of the parties hereto shall survive in accordance with their terms.

                                    ARTICLE X

                                  Miscellaneous

         10.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein.

         10.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument. Counterparts shall include the execution of the Exchange Agreement and Representations by all shareholders.

         10.3 All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use its best efforts to provide such executed instruments or do all things necessary or proper to carry out the purpose of this Agreement.

         10.4 This Agreement may be amended upon approval of the Board of Directors of each party provided that the shares issuable hereunder shall not be amended without approval of the requisite shareholders of ATNG.

         10.5 Any notices, requests, or other communications required or permitted hereunder shall be delivered personally or sent by overnight courier service, fees prepaid, addressed as follows:

To ATNG:

         6401 Poplar Avenue, Suite 330
         Memphis, TN 38119


To Pathobiotek Diagnostics Inc.:

         4800 Research Forest Drive
         The Woodlands, TX 77381- 4142

or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

         10.6 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of ATNG and Patho. However, either ATNG or Patho may issue at any time any press release or other public statement it believes on the advice of its counsel it is obligated to issue to avoid liability under the law relating to disclosures, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.

         IN WITNESS WHEREOF, the parties have set their hands and seals this _____ day of August, 2001.


ATNG, Inc.


By:
    ----------------------------------------
         Director

Attest:
       -------------------------------------
         Secretary


Pathobiotek Diagnostics Inc.


By:
   -----------------------------------------
         President

Attest:
       -------------------------------------
         Secretary


ATNG Acquisition, Inc.

By:
   -----------------------------------------
         President

Attest:
       -------------------------------------
         Secretary

ATNG,  INC.  SHAREHOLDERS  (by  signature  below or pursuant to execution of the
Exchange   Agreement  and   Representations   incorporating  this  Agreement  by
reference.)

---------------------------                 ---------------------------

---------------------------                 ---------------------------

---------------------------                 ---------------------------

---------------------------                 ---------------------------

---------------------------                 ---------------------------

---------------------------                 ---------------------------

                     EXCHANGE AGREEMENT AND REPRESENTATIONS

Gentlemen:

         I understand that ATNG, Inc. ("ATNG"), a Nevada corporation is offering to exchange its shares of stock of the Company, for shares of stock of Pathobiotek Diagnostics Inc. ("Patho"), a Texas corporation (the "Company"), pursuant to a Plan and Agreement of Reorganization ("Plan") between the two companies dated August __, 2001.

         I hereby offer to exchange all my shares of stock of ATNG, a Nevada corporation, for an identical number of shares of Patho, a Texas corporation, and tender my shares of ATNG herewith, and upon acceptance by you, agree to become a shareholder of the Company. In order to induce the Company to accept my offer, I advise you as follows; and acknowledge:

         1. Corporate Documents. Receipt of copies of Articles, By-Laws, Plan and Agreement of Reorganization (the "Plan"), and 10QSB for July 31, 2001, including financial statements of ATNG and such other documents as I have requested: I hereby acknowledge that I have received the documents (as may be supplemented from time to time) relating to the Company and that I have carefully read the information and that I understand all of the material contained therein, and agree to the terms, and understand the risk factors as described therein.

         2. Availability of Information. I hereby acknowledge that the Company has made available to me the opportunity to ask questions of, and receive answers from the Company and any other person or entity acting on its behalf, concerning the terms and conditions of the Plan and the information contained in the corporate documents and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information provided by the Company and any other person or entity acting on its behalf.

         3. Representations and Warranties. I represent and warrant to the Company (and understand that it is relying upon the accuracy and completeness of such representations and warranties in connection with the availability of an exemption for the offer and exchange of the shares from the registration requirements of applicable federal and state securities laws) that:



                  (a) RESTRICTED SECURITIES.

                           (I)  I understand that the shares have not been
registered under the Securities Act of 1933, as amended (The Act), or any state securities laws.

                           (II) I understand that if this exchange agreement is
accepted and the shares are issued to me, I cannot sell or otherwise dispose of the shares unless the shares are registered under the Act or the state securities laws or exemptions therefrom are available (and consequently, that I must bear the economic risk of the investment for an indefinite period of time):

                           (III) I understand that the Company has no obligation
now or at any time to register the shares under the Act or the state securities laws or obtain exemptions therefrom, except as stated in the exchange agreement.

                           (IV)  I understand that the Company will restrict the
transfer of the shares in accordance with the foregoing representations.

                           (V)   There is a limited public market for the common
stock of Patho, but no market for any other Patho securities, and there is no certainty that such a market will ever develop or be maintained. There can be no assurance that I will be able to sell or dispose of the Shares. Moreover, no assignment, sale, transfer, exchange or other disposition of the Shares can be made other than in accordance with all applicable securities laws. It is understood a transferee may at a minimum be required to fulfill the investor suitability requirements established by the Company, or registration may be required.

                  (b)      LEGEND.

                           I agree that any certificate representing the
shares will contain and be endorsed with the following, or a substantially equivalent, LEGEND;

                           "This share certificate has been acquired pursuant to an investment representation by the holder and shall not be sold, pledged, hypothecated or donated or other wise transferred except upon the issuance of a favorable opinion by its counsel and the submission to the Company of other evidence satisfactory to and as required by counsel to the Company, that any such transfer will not violate the Securities Act of 1933, as amended, and applicable state securities laws. These shares are not and have not been registered in any jurisdiction."

                  (c)      OWN ACCOUNT.

                           I am the only party in interest with respect to this
exchange offer, and I am acquiring the shares for investment for my own account for the long-term investment only, and not with an intent to resell, fractionalize, divide, or redistribute all or any part of my interest to any other person.

                  (d)      AGE:     CITIZENSHIP.

                           I am at least twenty-one years old and a citizen of
the United States.

                  (e)      ACCURACY OF INFORMATION.

                           All information which I have provided to the Company
concerning my financial position and knowledge of financial and business matters is correct and complete as of the date set forth at the end hereof, and if there should be any material change in such information prior to acceptance of this exchange offer by the Company, I will immediately provide the Company with such information.


         4. Exchange Procedure. I understand that this exchange is subject to each of the following terms and conditions:

                  (a) The Company may reject this exchange for legal reasons set forth in the Plan and Agreement of Reorganization, and this exchange shall become binding upon the Company only when accepted, in writing, by the Company.

                  (b)      This offer may not be withdrawn by me.

                  (c) The share certificates to be issued and delivered pursuant to this exchange will be issued in the name of and delivered to the undersigned.

         5.       Suitability.      I hereby warrant and represent:

                  (a) That I can afford a complete loss of the investment and can afford to hold the securities being received hereunder for an indefinite period of time.

                  (b) That I consider this investment a suitable investment, and

                  (c) That I have had prior experience in financial matters and investments.

         6. I have been furnished and have carefully read the Plan and information relating to the Company, including this form of Exchange Agreement. I am aware that:

                  (a) There are substantial risks incident to the ownership of Shares from the Company, and such investment is speculative and involves a high degree of risk of loss by me of my entire investment in the Company;

                  (b) No federal or state agency has passed upon the Shares or made any finding or determination concerning the fairness of this investment;

                  (c) The books and records of the Company will be reasonably available for inspection by me and/or my investment advisors, if any, at the Company's place of business.

                  (d) All assumptions and projections set forth in any documents provided by the Company have been included therein for purposes of illustration only, and no assurance is given that actual results will correspond with the results contemplated by the various assumptions set forth therein.

                  (e) The Company is in the development stage, and its proposed operations are subject to all of the risk inherent in the establishment of a new business enterprise, including a limited operating history. The unlikelihood of the success of the Company must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered in connection with the formation and operation of a new business and the competitive environment in which the Company will operate.

         7. I acknowledge that I have been advised to consult my own attorney and investment advisor concerning the investment.

         8. I acknowledge that the investment in the Company is an illiquid investment. In particular, I recognize that:

                  (a) Due to restrictions described below, the lack of any market existing or to exist for these Shares, in the event I should attempt to sell my shares in the Company, my investment will be highly illiquid and, probably must be held indefinitely.

                  (b) I must bear the economic risk of investment in the shares for an indefinite period of time, since the Shares have not been registered under the Securities Act of 1933, as amended, and issuance is made in reliance upon Section 4(2) and 4(6) of said Act and/or Rules 501-506 of Regulation D under the Act, whichever is applicable. Therefore, the Shares cannot be offered, sold, transferred, pledged, or hypothecated to any person unless either they are subsequently registered under said Act or an exemption from such registration is available and the favorable opinion of counsel for the Company to that effect is obtain, which is not anticipated. Further, unless said Shares are registered with the securities commission of the state in which offered and sold, I may not resell, hypothecate, transfer, assign or make other disposition of said Shares except in a transaction exempt or exempted from the registration requirement of the securities act of such state, and that the specific approval of such sales by the securities regulatory body of the state is required in some states.

                  (c) My right to transfer my Shares will also be restricted by the legend endorsed on the certificates.

         9.  I represent and warrant to the Company that:

                  (a) I have carefully reviewed and understand the risks of, and other considerations relating to, the exchange of the shares, including the risks of total loss in the event the company's business is unsuccessful.

                  (b) I and my investment advisors, if any, have been furnished all materials relating to the Company and its proposed activities the Plan, the Plan of shares, or anything which they have requested and have been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any representations about the company;

                  (c) The Company has answered all inquiries that I and my investment advisors, if any, have put to it concerning the Company and its proposed activities and the Plan and exchange of the Shares;

                  (d) Neither I nor my investment advisors, if any, have been furnished any offering literature other than the documents attached as exhibits thereto and I and my investment advisors, if any, have relied only on the information contained in such exhibits and the information, as described in subparagraphs (b) and (c) above, furnished or made available to them by the Company;

                  (e) I am acquiring the Shares for which I hereby subscribe for my own account, as principal, for investment purposes only and with a view to the resale of distribution of all or any part of such Shares, and that I have no present intention, agreement or arrangement to divide my participation with others or to resell, transfer or otherwise dispose of all or any part of the Shares subscribed for unless and until I determine, at some future date, that changed circumstances, not in contemplation at the time of this exchange, makes such disposition advisable;

                  (f) I, the undersigned, if on behalf of a corporation, partnership, trust, or other form of business entity, affirm that: it is authorized and otherwise duly qualified to purchase and hold Shares in the Company; recognize that the information under the caption as set forth in (a) above related to investments by an individual and does not address the federal income tax consequences of an investment by any of the aforementioned entities and have obtained such additional tax advice that I have deemed necessary; such entity has its principal place of business as set forth below; and such entity has not been formed for the specific purpose of acquiring Shares in the Company.

                  (g) I have adequate means of providing for my current needs and personal contingencies and have no need for liquidity in this investment; and

                  (h) The information provided by the Company is confidential and non-public and I agree that all such information shall be kept in confidence by it and neither used by it to its personal benefit (other than in connection with its exchange for the Shares) nor disclosed to any third party for any reason; provided, however, that this obligation shall not apply to any such information which (i) is part of the public knowledge or literature and readily accessible at the date hereof; (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of these provisions); or (iii) is received from third parties (except those parties who disclose such information in violation of any confidentiality agreements including, without limitation, any Exchange Agreement they may have with the Company).

         10. I hereby adopt, accept, and agree to be bound by all the terms and conditions of the Plan, and by all of the terms and conditions of the Articles of Incorporation, and amendments thereto, and By-Laws of the Company. Upon acceptance of this Exchange Agreement by the Company, I shall become a shareholder for all purposes, and the shares exchanged for shall be issued.

         11. The Exchange Agreement, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors, and assigns of mine.



         12.  I further represent and warrant:

                  (a) That I hereby agree to indemnify the Company and hold the Company harmless from and against any and all liability, damage, cost, or expense incurred on account of or arising out of:

                           (I)   Any inaccuracy in my declarations, representa-
tions, and warranties hereinabove set forth;

                           (II)  The disposition of any of the shares which I
will receive, contrary to my foregoing declarations, representations, and warranties; and

                           (III) Any action, suit or proceeding based upon (1)
the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or (2) the disposition of any of the shares or any part thereof.

         13. This Agreement shall be construed in accordance with and governed by the laws of the State of Texas, except as to the manner in which the subscriber elects to take title to the shares in the Company which shall be construed in accordance with the State of his principal residence.

         14. Upon request of the Company, I shall provide a sworn and signed copy of my current financial statement.

         15. Restrictions. This exchange is personal to the person/entity whose name and address appear below. It may not be sold, transferred, assigned, or otherwise disposed of to any other person, natural or artificial.

         16. Conditions. This Exchange Agreement shall become binding upon the Issuer and Investor only when accepted, in writing, by the Board of Directors of the Issuer.

         17. I hereby agree to convey title to all of my interest in all my shares of ATNG, a Delaware corporation, to Patho, in exchange for an identical number of shares of Patho, a Texas corporation.

DATED THIS             DAY OF                                              2001.
           -----------         --------------------------------------------


________________________________
                                                     ------------------
NAME OF PURCHASER/EXCHANGOR                          Tax I.D./SSN

--------------------------------
Signature of Purchaser/Exchangor:

--------------------------------
Residence Address

(----)--------------------------
Business Telephone

---------------------------------
Mailing Address (if different)


      THIS EXCHANGE OFFER IS ACCEPTED THIS ______ day of ________________, 2001.


                Pathobiotek Diagnostics Inc., a Texas Corporation


                                 by:
                                    --------------------------------------------
                                 Its:
                                     -------------------------------------------

                   SUBSCRIBER ACKNOWLEDGEMENT FORM TO BE USED
                          IF EXCHANGOR IS AN INDIVIDUAL

STATE OF __________________ )
                            ) SS.
COUNTY OF ______________    )

         On this day of , 2001, before me, the undersigned Notary Public, duly commissioned and sworn, personally appeared known to me to be the person(s) whose name is (or whose names are) subscribed to the within instrument, and acknowledged that he (or she or they) executed the same.

         IN WITNESS WHEREOF, I have hereunto set my and affixed my official seal the day and year in the certificate above written.


 My Commission expires:
                                        --------------------------------

                                        --------------------------------
                                                           Notary Public

                                        --------------------------------
                                                                 Address

                                        --------------------------------

NOTARY: Please complete state, county, date and names of all persons signing, and affix notarial seal.

                    SUBSCRIBER ACKNOWLEDGMENT FORM TO BE USED
               IF EXCHANGOR IS A CORPORATION, PARTNERSHIP OR TRUST

STATE OF __________________ )
                            ) SS.
COUNTY OF  ________________ )


     On this ___day of __________, 2001, before me, the undersigned Notary Public, duly commissioned and sworn, personally appeared and known to me to be the person(s) whose name is (or whose names are) subscribed to the within instrument, and acknowledged that he (or she or they) executed the same.

         IN WITNESS WHEREOF, I have hereunto set my and affixed my official seal the day and year in the certificate above written.


 My Commission expires:
                                                --------------------------------

                                                --------------------------------
                                                                   Notary Public

                                                --------------------------------
                                                                         Address

                                                --------------------------------


NOTARY: Please complete state, county, date and names of all persons signing, and affix notarial seal.


                                   CERTIFICATE

         I hereby certify that:

         (A) The Corporation, Partnership or Trust designated below has been duly formed and is validly existing, with full power and authority to invest in
 .

         (B) The Exchange Agreement and representations of the Corporation, Partnership or Trust have each been duly and validly authorized, executed and delivered by the Corporation, Partnership or Trust, and, upon the acceptance of such exchange by , will each constitute the valid, binding and enforceable agreement of the Corporation, Partnership, or Trust, as appropriate.

DATED THIS           DAY OF                                   , 2001.
           ---------        ----------------------------------


                                            ------------------------------------
Name of Corporation,                        Signature of Authorized Officer,
Partnership or Trust                        Partner, or Trustee


                                            ------------------------------------
State of Incorporation of                   Print Name/Title of Authorized
Organization                                Officer, Partner, or Trustee

                                            IF CORPORATION PLEASE ATTEST:
Street Address
                                            ------------------------------------
                                            Corporate Secretary or Other
City, State, Zip Code                       Officer